Segmented Information	12 Months Ended
Feb. 28, 2017
Segmented Information [Text Block]
15.	Segment Information

The Company presently operates in one industry segment being the development, marketing and distribution of beverages. The Company’s principal operations are comprised of an integrated distribution system for beverages. Substantially, all of the Company’s operations, assets and employees are located in Canada and net revenue from export sales during all the years reported are less than 10%.

During the year ended February 28, 2017, the Company’s ten largest customers comprised approximately 93% (2016 - 96%; 2015 - 95%) of revenue and no one customer comprised more than 74% (2016 - 84%; 2015 - 90%) of revenue.